UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549-1004
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 30, 2013
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GENERAL MOTORS COMPANY
(Exact Name of Registrant as Specified in its Charter)
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DELAWARE (State or other jurisdiction of incorporation)	001-34960 (Commission File Number)	27-0756180 (I.R.S. Employer Identification No.)
300 Renaissance Center, Detroit, Michigan (Address of Principal Executive Offices)	48265-3000 (Zip Code)

(313) 556-5000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
INDEX TO EXHIBITS
News Release Dated October 30, 2013 and Financial Statements
Charts Furnished to Securities Analysts

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 30, 2013 a news release was issued on the subject of 2013 third quarter consolidated earnings for General Motors Company (GM). The news release did not include certain financial statements, related footnotes and certain other financial information that will be filed with the Securities and Exchange Commission as part of GM's Quarterly Report on Form 10-Q. The news release and financial statements are incorporated as Exhibit 99.1.

Charts furnished to securities analysts in connection with GM's 2013 third quarter earnings release are attached as Exhibit 99.2.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

EXHIBITS

Exhibit	Description	Method of Filing

Exhibit 99.1	News Release Dated October 30, 2013 and Financial Statements	Attached as Exhibit
Exhibit 99.2	Charts Furnished to Securities Analysts	Attached as Exhibit

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOTORS COMPANY (Registrant)
/s/ THOMAS S. TIMKO
Date: October 30, 2013	By:	Thomas S. Timko Vice President, Controller and Chief Accounting Officer